
   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1994

                                               REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                               ------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                               ------------------
                              HUBBELL INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  CONNECTICUT
                        (State or other jurisdiction of
                         incorporation or organization)
                                   06-0397030
                      (I.R.S. Employer Identification No.)

                             584 Derby-Milford Road
                         Orange, Connecticut 06477-4024
                    (Address of Principal Executive Offices)
                               ------------------
                              HUBBELL INCORPORATED
                    1973 STOCK OPTION PLAN FOR KEY EMPLOYEES
                              (Full title of Plan)
                               ------------------
                            RICHARD W. DAVIES, ESQ.
                         GENERAL COUNSEL AND SECRETARY
                                  P.O. Box 549
                             584 Derby-Milford Road
                         Orange, Connecticut 06477-4024
                    (Name and address of agent for service)
                     Telephone number, including area code,
                      of agent for service: (203) 799-4100

                        CALCULATION OF REGISTRATION FEE

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                                                    PROPOSED        PROPOSED
                                                    MAXIMUM         MAXIMUM
                                     AMOUNT         OFFERING       AGGREGATE       AMOUNT OF
      TITLE OF SECURITIES            TO BE           PRICE          OFFERING      REGISTRATION
        TO BE REGISTERED           REGISTERED      PER SHARE         PRICE            FEE
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
Class B Common Stock
  ($.01 Par Value)(2)...........    1,200,000     $55.5625(1)     $66,675,000      $22,991.38
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

     (1) Calculated pursuant to Rule 457(c), solely for the purpose of determining the registration fee, based on the average of the high and low sales prices of the Registrant's Class B Common Stock on September 19, 1994, on the New York Stock Exchange -- Composite Tape.

     (2) This Registration Statement also pertains to Class B Rights of the Registrant. Until the occurrence of certain prescribed events, the Rights are not exercisable, will be evidenced by the certificates for the Class B Common Stock and will be transferred along with and only with the Class B Common Stock.

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

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the registrant (Exchange Act File No. 1-2958) with the Securities and Exchange Commission are incorporated herein by reference and made a part hereof:

          1. The Company's Annual Report on Form 10-K, dated March 14, 1994 for the year ended December 31, 1993.

          2. The Company's Quarterly Reports on Form 10-Q, dated May 9, 1994 for the fiscal quarter ended March 31, 1994, and dated August 10, 1994 for the fiscal quarter ended June 30, 1994.

          3. The descriptions of the Registrant's Common Stock and Class B Rights contained in its Registration Statements on Form 8-A, each dated March 3, 1992.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the termination of the offering of Class B Common Stock offered hereby shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     The legality of the shares of Class B Common Stock offered hereby has been passed upon by Richard W. Davies, Esq., General Counsel and Secretary of the Company. Mr. Davies is also an officer and/or director of each of the Company's domestic subsidiaries. As of September 23, 1994, Mr. Davies is the record and beneficial owner of 9,275 shares of the Company's Class A Common Stock and 8,750 shares of the Company's Class B Common Stock, and also is eligible to exercise options to purchase 8,500 shares of the Class A Common Stock and 19,740 shares of the Class B Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Directors and officers of the Company may be indemnified by the Company against certain actions pursuant to Connecticut General Statutes Title 33,
Section 320(a). The Company has insurance covering its directors and officers against liability, subject to certain exclusions, for alleged errors, mistrusts, acts or omissions or neglect or breach of duty by reason of their being directors or officers of the Company. Pursuant to Connecticut Public Act No. 89-322, enacted by the Connecticut Legislature in June, 1989, a Connecticut corporation is permitted to amend its Certificate of Incorporation limiting the personal liability of directors for monetary damages to the corporation and its shareholders for a breach of duty as a director to an amount which is not less than the compensation received by the director for serving the corporation as a director during the year of violation. A charter amendment was approved by the registrant's shareholders on May 7, 1990, so limiting the personal liability of the registrant's directors to the Company and its shareholders, subject to certain exceptions and conditions, which amendment became effective upon the filing of a Certificate of Amendment to the registrant's Restated Certificate of Incorporation with the Secretary of the State of Connecticut on May 11, 1990. Liability which may arise out of acts or omissions occurring prior to the effective date of the amendment would not be affected so that directors remain potentially liable for monetary damages in connection with such prior acts or omissions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.  EXHIBITS

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
           4(a)    -- The Company's Articles of Incorporation (incorporated by reference to
                        Exhibit 3a of the Company's Form 10-K (File No. 1-2958) for the years
                        1980 (filed March 16, 1981), 1986 (filed March 26, 1987), 1987 (filed
                        March 25, 1988), and 1991 (filed March 24, 1992); and to Exhibit 3a of the Company's Form 10-Q, dated August 9, 1990, for the fiscal quarter ended June 30, 1990).
           4(b)    -- The Company's By-Laws, as amended on December 12, 1989 (incorporated by reference to Exhibit 3b of the Company's Form 10-K for the year 1989
                        (filed March 26, 1990)).
           5       -- Opinion of Richard W. Davies, Esq., Secretary and General Counsel of the
                        registrant as to the legality of the equity securities which may be offered hereby, filed herewith.
          24(a)    -- The consent of Richard W. Davies, Esq., Secretary and General Counsel is
                        included in his opinion.
          24(b)    -- The consent of Price Waterhouse LLP, filed herewith.
          25       -- Power of Attorney.

ITEM 9.  UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, HUBBELL
INCORPORATED, THE REGISTRANT, CERTIFIES THAT IT HAS REASONABLE GROUNDS TO
BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS
DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF ORANGE, STATE OF
CONNECTICUT ON SEPTEMBER 23, 1994.

                                          HUBBELL INCORPORATED

                                             By      RICHARD W. DAVIES
                                                -----------------------------
                                                     RICHARD W. DAVIES
                                                GENERAL COUNSEL AND SECRETARY

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE
CAPACITIES AND ON THE DATE INDICATED.

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        SIGNATURE          TITLE
- -------------------------  -----
G. J. RATCLIFFE            Chairman of the Board,
                             President, Chief Executive
                             Officer and Director
                             (Principal Executive
                             Officer)
HARRY B. ROWELL, JR.       Executive Vice President --
                             (Principal Financial and
                             Accounting Officer)
E. RICHARD BROOKS          Director
GEORGE W. EDWARDS, JR.     Director
                                                          September 23, 1994
ROBERT N. FLINT            Director
JOEL S. HOFFMAN            Director
HORACE G. MCDONELL         Director
ANDREW MCNALLY IV          Director
DANIEL J. MEYER            Director
JOHN A. URQUHART           Director

     RICHARD W. DAVIES, BY SIGNING HIS NAME HERETO, DOES HEREBY SIGN THIS DOCUMENT PURSUANT TO POWERS OF ATTORNEY DULY EXECUTED BY THE PERSONS NAMED, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO THIS DOCUMENT, ON BEHALF OF SUCH PERSONS, ALL IN THE CAPACITIES AND ON THE DATE STATED, SUCH PERSONS INCLUDING A MAJORITY OF THE DIRECTORS OF THE REGISTRANT.

                                               By     RICHARD W. DAVIES
                                                  --------------------------
                                                      RICHARD W. DAVIES
                                                      (ATTORNEY-IN-FACT)

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                               INDEX TO EXHIBITS

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    EXHIBIT
     NUMBER                                      EXHIBIT
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
      4(a)    -- The Company's Articles of Incorporation (incorporated by reference to
                   Exhibit 3a of the Company's Form 10-K (File No. 1-2958) for the years
                   1980 (filed March 16, 1981), 1986 (filed March 26, 1987), 1987 (filed
                   March 25, 1988) and 1991 (filed March 24, 1992); and to Exhibit 3a of the Company's Form 10-Q, dated August 9, 1990, for the fiscal quarter ended June 30, 1990).
      4(b)    -- The Company's By-Laws, as amended on December 12, 1989 (incorporated by reference to Exhibit 3b of the Company's Form 10-K for the year 1989
                   (filed March 26, 1990)).
      5       -- Opinion of Richard W. Davies, Esq., Secretary and General Counsel of the
                   registrant as to the legality of the equity securities which may be offered hereby, filed herewith.
     24(a)    -- The consent of Richard W. Davies, Esq., Secretary and General Counsel is
                   included in his opinion.
     24(b)    -- The consent of Price Waterhouse LLP, filed herewith.
     25       -- Power of Attorney.
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